Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Although we are not currently subject to Item 402(x) of Regulation S-K, we are voluntarily providing disclosure to enhance transparency regarding our equity award practices.

The Compensation Committee does not coordinate the timing of option grants with the release of material nonpublic information. Equity awards are typically granted on pre-determined meeting dates of the Compensation Committee, and are subject to the Company’s Insider Trading Policy, which prohibits trading (and awards) when material nonpublic information is known to the participant or the Company. All awards are granted with an exercise price equal to the closing market price the last trading day prior to the date of grant. The Company does not time the public disclosure of material nonpublic information to affect executive compensation outcomes.

During the last completed fiscal year, the Company did not make any stock option awards to NEOs within the four-business-day period before or the one-business-day period after the filing of any Form 10-K, 10-Q, or 8-K containing material nonpublic information (as defined in Item 402(x)). Accordingly, no tabular disclosure under Item 402(x)(2)(ii) is required.

Award Timing Method	Equity awards are typically granted on pre-determined meeting dates of the Compensation Committee, and are subject to the Company’s Insider Trading Policy, which prohibits trading (and awards) when material nonpublic information is known to the participant or the Company.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Compensation Committee does not coordinate the timing of option grants with the release of material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false